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                      OFFICE OF THE UNITED STATES TRUSTEE
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IN RE:                             )       DEBTOR IN POSSESSION OPERATING REPORT
                                   )
     BUSINESS INSURANCE GROUP      )   REPORT NUMBER 1               Page 1 of 3
                                   )          FOR THE PERIOD FROM:     26-Apr-00
                            DEBTOR )                           TO:     30-Apr-00
___________________________________)   _________________________________________
                                   )
CHAPTER 11 CASE NO. SV00-14101-GM  )
___________________________________)

1. Profit and Loss Statement                                      Please see Attached Schedule A
A. Related to Business Operations:
     Gross Sales                                               _____________
     Less Sales Returns and Discounts                          _____________
        Net Sales                                                           ____________
     Less: Cost of Goods Sold
        Beginning Inventory at Cost                            _____________
        Add: Purchases                                         _____________
        Less: Ending Inventory at Cost                         _____________
           Cost of Goods Sold                                               _____________
     Gross Profit                                                                        ____________

     Other Operating Revenue (Specify)                                                   ____________

Less: Operating Expenses
     Officer Compensation                                      _____________
     Salaries & Wages - Other Employees                        _____________
        Total Salaries & Wages                                              _____________
        Employee Benefits                                                   _____________
     Payroll Taxes                                             _____________
     Real Estate Taxes                                         _____________
     Federal and State Income Taxes                            _____________
        Total Taxes                                                         _____________
     Rent and Lease Exp. (Rent and Personal Property)          _____________
     Interest Expense (Mortgage, Loan, etc.)                   _____________
     Insurance                                                 _____________
     Automobile Expense                                        _____________
     Utilities (Gas, Electric, Water, Telephone, etc.)         _____________
     Depreciation and Amortization                             _____________
     Repairs and Maintenance                                   _____________
     Advertising                                               _____________
     Supplies, Office Expenses, Photocopiers, etc.             _____________
     Bad Debts                                                 _____________
     Miscellaneous Operating Expenses (Specify)                _____________
        Total Operating Expenses                                            _____________

     Net Gain/(Loss) from Business Operations                                            ____________

B. Not Related to Business Operations                                                    ____________
     Income:
        Interest Income                                                     _____________
        Other Non-Operating Revenues (Specify)                              _____________
        Gross Proceeds on Sale of Assets                       _____________
        Less: Original Cost of Assets plus Expenses of Sale    _____________
           Net Gain/(Loss) on Sale of Assets                                _____________
        Total Non-Operating Income                                                       ____________
     Expenses Not Related to Business Operations:
        Legal and Professional Fees                                         _____________
        Other Non-Operating Revenues (Specify)                              _____________
           Total Non-Operating Expenses                                                  ____________

     NET INCOME/(LOSS) FOR PERIOD                                                        ============

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Revised April 1989              Operating Report                           UST-4
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                   DEBTOR IN POSSESSION OPERATING REPORT NO.1
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                                                                     Page 2 of 3

2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

                                       -----------------------------------------
                                        Accounts Payable    Accounts Receivable
                                       -----------------------------------------
Current         Under 30 days                    $0                          $0
Overdue         31-60 days                       $0                          $0
Overdue         61-90 days                  PLEASE SEE ATTACHED SCHEDULE B
Overdue         91-120 days                      $0                          $0
Overdue         121+ days                        $0                          $0
Total                                            $0                          $0
                                       -----------------------------------------

3.    Statement of Status of Payments to Secured Creditors and Lessors:

----------------------------------------------------------------------------------------------------
                                                                                   Post-Petition
                       Frequency of                                              Payments Not Made
                       Payments per       Amount of                             --------------------
Creditor/Lessor       Lease/Contract     Each Payment     Next Payment Due       Number      Amount
----------------------------------------------------------------------------------------------------

     NONE

----------------------------------------------------------------------------------------------------

* The Debtor acknowledges the possibility of additional leases and is currently researching its records. Any new identified lessors will be included in future reports.

4.    Tax Liability:

                    Gross Payroll Expense For Period                          $0
                    Gross Sales for Period Subject to Sales tax               $0

                                         -----------------------------------------------------------
                                                                             Post Petition Taxes
                                             Date Paid      Amount Paid *         Still Owing
                                         -----------------------------------------------------------
Federal Payroll and Withholding Taxes            N/A            $0             N/A
State Payroll and Withholding Taxes              N/A            $0             N/A
State Sales and Use Tax                          N/A            $0             N/A
Real Property Taxes                              N/A            $0             N/A
                                         -----------------------------------------------------------

                  ALL PAYROLL TAXES PAID BY ADP

                  * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5.    Insurance Coverage

                                         -----------------------------------------------------------
                                             Carrier/        Amount of      Policy      Premium Paid
                                              Agent          Coverage     Exp. Date      Thru Date
                                         -----------------------------------------------------------
Worker's Compensation                     See Schedule D
Liability                                 See Schedule E
Fire and Extended Coverage                See Schedule E
Property                                  See Schedule E
Theft                                     See Schedule E
Life (Beneficiary:_________________)      See Schedule E
Vehicle                                   See Schedule E
Other                                     See Schedule E
                                         -----------------------------------------------------------

SCHEDULE A

                            SNIG, BIG, SNIA and SNIS
                             Schedule of Operations
                       For the Period April 26 - 30, 2000
                                   (Unaudited)

(In thousands)
                                                                                                                      Consolidated
                                                    SNIG          BIG           SNIA          SNIS      Elimination      Total
                                                  --------      --------      --------      --------   -------------  ------------
Revenues:

Commission income                                 $     --      $     --      $    170      $    458      $     --      $    629

Net investment income                                    2            (0)           --            --            --             2
                                                  --------      --------      --------      --------      --------      --------
   Total Revenues                                        2            (0)          170           458            --           631
                                                  --------      --------      --------      --------      --------      --------
Expenses:

Interest Expense                                       180            --            --            --            --           180

General and administrative
   Other                                               (29)           --             9            12            --            (8)
                                                  --------      --------      --------      --------      --------      --------
   Total Expenses                                      151            --             9            12            --           172
                                                  --------      --------      --------      --------      --------      --------

Income (loss) before income taxes and preferred
   securities dividends and accretion                 (149)           (0)          161           446            --           458

Income tax (benefit) expense                            (0)           --            --            --            --            (0)
                                                  --------      --------      --------      --------      --------      --------
Income (loss) before preferred securities
   dividends and accretion                            (149)           (0)          151           446            --           459

Preferred securities dividends and accretion          (166)           --            --            --            --          (166)

Expenses not related to business operations:
   Legal and Professional Fees                         (67)           --            --            --            --           (67)
   Other non-operating expenses                         --            --            --            --            --            --
                                                  --------      --------      --------      --------      --------      --------
                                                      (381)           (0)          161           446            --           226

Equity in income (loss) from subsidiaries              612           612            --            --        (1,219)            4
                                                  --------      --------      --------      --------      --------      --------
   Net (Loss) Income                              $    230      $    611      $    161      $    446      $ (1,219)     $    230
                                                  ========      ========      ========      ========      ========      ========

                                                                      SCHEDULE B

Superior National Insurance Group, Inc. in Bankruptcy
Debtor in Possession Operating Report No. 1
Aging of Accounts Payable and Receivable - 2
April 26, 2000 thru April 30, 2000


Superior National Insurance Group
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                                      --                 40,000                    --            3,080,486
Overdue  31-60 days                                         --                 35,000                    --            1,585,540
Overdue  61-90 days                                         --                     --                    --            1,588,115
Overdue  91-120 days                                        --                 40,096                    --            3,134,822
Overdue  121+ days                                          --              1,414,432                    --                   --
                                               --------------------------------------      -------------------------------------
Total                                               $       --            $ 1,529,527            $       --          $ 9,366,963
                                               --------------------------------------      -------------------------------------
Business Insurance Group
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                                      --                  3,058                    --                   --
Overdue  31-60 days                                     18,770                     --                    --                   --
Overdue  61-90 days                                         --                112,732                    --                   --
Overdue  91-120 days                                        --                 58,552                    --                   --
Overdue  121+ days                                          --              3,913,967                    --           12,779,619
                                               --------------------------------------      -------------------------------------
Total                                               $   18,770            $ 4,088,329            $       --          $12,779,619
                                               --------------------------------------      -------------------------------------
Superior National Insurance Services
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                                      --             12,143,919                    --                6,594
Overdue  31-60 days                                         --             14,934,759                    --               14,903
Overdue  61-90 days                                         --             12,158,754                    --                   --
Overdue  91-120 days                                        --              9,217,907                    --              303,520
Overdue  121+ days                                          --              3,258,020                    --                   --
                                               --------------------------------------      -------------------------------------
Total                                               $       --            $51,711,359            $       --          $   325,017
                                               --------------------------------------      -------------------------------------
Superior National Insurance Administrators
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                                      --              2,840,612                    --                   --
Overdue  31-60 days                                         --              1,335,544                    --                8,079
Overdue  61-90 days                                         --                669,010                    --                   --
Overdue  91-120 days                                        --              5,002,643                    --               86,565
Overdue  121+ days                                      13,709                     --                    --                   --
                                               --------------------------------------      -------------------------------------
Total                                               $   13,709            $ 9,847,809            $       --          $    96,744
                                               --------------------------------------      -------------------------------------
Consolidated
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                                      --             15,027,589                    --            3,087,060
Overdue  31-60 days                                     18,770             16,305,303                    --            1,588,521
Overdue  61-90 days                                         --             12,940,496                    --            1,586,115
Overdue  91-120 days                                        --             14,319,198                    --            3,527,007
Overdue  121+ days                                      13,709              8,584,439                    --           12,779,619
                                               --------------------------------------      -------------------------------------
Total                                               $   32,479            $57,177,024            $       --          $22,568,342
                                               --------------------------------------      -------------------------------------

SCHEDULE C
APRIL 26 thru April 30, 2000

SNIG

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
         Creditor/Lessor                Lease/Contract   Each Payment            Next Payment Due              Number         Amount
------------------------------------------------------------------------------------------------------------------------------------
BancBoston Leasing Inc. / Fleet Capital
  Leasing                                  Monthly       $235,337.00                05/01/00                    None
Bemiston Tower, Inc. / PM Realty Advisor   Monthly       $  5,111.33                06/01/00                    None
Citizens Leasing Corporation               Monthly       See BIG's schedule for details
Dell Financial Services                    Monthly       $  8,264.07                05/20/00                 See Note A
Equity Office Properties                   Monthly       $ 20,026.42                06/01/00                    None
HQ Boca Raton                              Monthly       $  4,960.90                06/01/00                    None
IKON Office Solutions, Inc. / IOS Capital  Monthly         Various                   Various                 See Note B
Kilroy Realty Corp.                        Monthly       $153,583.82                05/01/00                    None
Neopost                                    Monthly         Various                   Various                 See Note B
Pitney Bowes Credit Corp.                  Monthly         Various                   Various                 See Note B
Sharp Electronics Credit Co.               Monthly       $    350.33                06/01/00                     None
Stringer business Systems Inc.             Monthly         Various                   Various                 See Note B
Tiger Ventura Country                      Monthly       $ 16,795.17                06/01/00                    None
Toshiba America Information Sys.           Monthly         Various                   Various                 See Note B
Zodiac Development                         Monthly       $  9,454.31                06/01/00                    None

------------------------------------------------------------------------------------------------------------------------------------

Note A - Payments on various Dell leases have been paid on a monthly basis;
         however, due to billing discrepancies the actual amounts paid are being confirmed with Dell Financial Services.

Note B - Various copier and postal equipment lease payment history is presently being researched.

BIG

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
      Creditor/Lessor                   Lease/Contract   Each Payment            Next Payment Due              Number         Amount
------------------------------------------------------------------------------------------------------------------------------------
Citizens Leasing Corporation              Monthly        $206,796.28                05/01/00                   None
Dell Financial Services                   Monthly        $ 48,476.08                05/15/00                 See Note A
Kaiser-Francis Oil Company                Monthly        $  3,620.58                06/01/00                   None
Mack Cali Realty / 500 Columbia
    Tpk Assoc. LLC                        Monthly        $  9,249.23                05/01/00                   None
Principal Management Corporation /
    GCI CAPITAL INC.                      Monthly        $ 30,827.28                05/01/00                   None
Service Resource Industries /
    Wall Street Office Business           Monthly        $  4,230.00                06/01/00                   None
SP Environmental Systems / Union
    Pacific RR Co.                        Monthly        $ 12,465.16                06/01/00                   None
Transwestern CG Partner                   Monthly        $  5,908.75                06/01/00                   None
------------------------------------------------------------------------------------------------------------------------------------

Note A - Payments on various Dell leases have been paid on a monthly basis;
         however, due to billing discrepancies the actual amounts paid are being confirmed with Dell Financial Services

Superior National Insurance Group, Inc. in Bankruptcy                 SCHEDULE D
Debtor in Possession Operating Report No. 1
Insurance Coverage - 5
As of April 30, 2000

-----------------------------------------------------------------------------------------------------------------------------
                                                                                 Amount of    Policy       Premium Paid
State          Carrier                  Agent                                    Coverage    Exp. Date       Thru Date
-----------------------------------------------------------------------------------------------------------------------------
New Jersey     Centre Insurance
                Company                 Di Buduo & De Fendis Insurance Group     Statutory   01-Jun-00      30-Apr-00
All Other      Centre Insurance
  State         Company                 Di Buduo & De Fendis Insurance Group     Statutory   01-Jun-00      30-Apr-00

Note: Within all of the policies identified above the following entities are covered for Workers' Compensation: SNIG, BIG, SNIA, and SNIS.

April 30, 2000                                                        Schedule E

                                                                                                         Policy Exp.  Premium paid
Company                   Agent               Type of Insurance                Amount of Coverage             Date       thru date
-------                   -----               -----------------                ------------------          -----------   -----------
SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Commercial General Liability
                                               Package
                                               General Liability               $1 million per occurence    10/1/00       10/1/00
                                                                               $2 million aggregate
                                               Advertising Injury              $1 million
                                               Employee Benefit Liability      $1 million per claim
                                                                               $2 million aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Automobile
                                               Liability                      $1 million                   12/10/00      12/10/00
                                               Medical                        $5,000
                                               Uninsured Motorist             $500,000
                                               Physical Damage                Actual value less $500
                                                                               deductible

SNIG, BIG, SNIS, & SNIA   Carpenter Moore     Directors & Officers            $40 million                  5/1/00        5/1/00

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Employer Practice Liability     $1 million per loss          12/10/00      12/10/00
                                                                              & in the aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Fiduciary Liability             $5 million per loss          12/10/00      12/10/00
                                                                              & in the aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Commercial Umbrella             $20 million per occurence    12/10/00      12/10/00
                                                                              $20 million aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Excess Liability                $10 million per occurence    12/10/00      12/10/00
                                                                              $10 million aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Difference in Condition         $10 million per occurence    12/10/00      12/10/00
                                                                              $10 million aggregate
                                                                              *$25,000 deductible, minimum and 5% of total
                                                                                insurable property

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Differnce in Condition Excess   $10 Million                  12/10/00      12/10/00

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Accident Policy (Life/Travel)   $1 million to $3 million     1/1/01        1/1/01
                                                                              (depends on rank of
                                                                              officer)

BIG only                  DiBudio & DeFendis  Professional Liability Run Off  $10 million per loss         12/10/00      12/10/00
                                              BIG companies only/acts b/f     & in the aggregate
                                              12-10-99
                                              * $500,000 deductible

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                  DEBTOR IN POSSESSION OPERATING REPORT NO. 1
--------------------------------------------------------------------------------

6.    Questions:

      A. Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?

            ______: Yes Explain: ______________________________________
            ___X__: No

      B. Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

            ______: Yes Explain: ______________________________________
            ___X__: No

7.    Statement of Unpaid Professional Fees (Post-Petition Only):

             -------------------------------------------------------------------
                                               Type            Post-Petition
                Name of Professional       Professional        Unpaid Total
             -------------------------------------------------------------------

             Pachuiski, Stang, Ziehi,       Attorney                None
                Young & Jones

             -------------------------------------------------------------------

8. Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

----------------------------------------------------------------------------------------------------------------
                    Quarterly
   Quarterly       Disbursements       Quarterly                                                   Quarterly
 Period Ending      for Quarter           Fee        Date Paid     Amount Paid     Check No.     Fee Still Owing
----------------------------------------------------------------------------------------------------------------

      NA                NA                 NA             NA            NA             NA             NA

----------------------------------------------------------------------------------------------------------------

I, Alex Corbett, CFO, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: 10-11-00                         Signed: /s/ Alex Corbett
       --------                                 --------------------------------